SECOND AMENDMENT dated as of May 22, 1995 (this
          "Amendment") to the CREDIT AGREEMENT dated as of June 22, 1994 and as amended and in effect immediately prior to the date hereof (the "Credit Agreement") among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), WCA CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions party thereto (the "Lenders"), and CHEMICAL BANK, as administrative agent (the "Administrative Agent").

                    A. The Borrower, the Canadian Borrower, Holdings, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects as hereinafter set forth.

                    B. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

                    Accordingly, the Borrower, the Canadian Borrower, Holdings, the Lenders and the Administrative Agent hereby agree as follows:

                    SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as hereinafter defined), as follows:

                    (a) Paragraphs (c) and (d) of Section 6.02 are amended to read in their entirety as follows:

                    (c) if at the time thereof and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, Holdings may pay dividends in cash on its common stock or preferred stock or may redeem, purchase, retire or otherwise acquire for value its common stock or preferred stock provided that the sum of such dividends and consideration paid for such redemptions, purchases, retirements and other acquisitions in any fiscal year shall not exceed $12,000,000;

                    (d) if at the time thereof and after giving effect thereto no Default or Event of Default shall have occurred and be continuing and the Dividend Condition shall have been met, Holdings may pay dividends in cash on its common stock or any preferred stock and may redeem, purchase, retire or otherwise acquire for value its common stock or any preferred stock in any fiscal year in an amount not to exceed in the aggregate for all such transactions 25% of Net Income for the prior fiscal year less the amount of dividends and consideration (for redemptions, purchases, retirements and other acquisitions) paid in such current fiscal year pursuant to clause (c) above;

                    (b) Paragraph (f) of Section 6.02 is amended by deleting clause (ii) thereof and substituting therefor the following:

               (ii) the dividends, other consideration (for redemptions, purchases, retirements and other acquisitions of common stock and preferred stock) and other amounts contemplated by clauses (c) and (d) above; provided that dividends paid to Holdings pursuant to this clause (ii) in order to permit Holdings to pay dividends are used by Holdings for such purpose within 20 days of the receipt of such dividends by Holdings,

                    SECTION 2. Effectiveness. This Amendment will become effective on the date (the "Effective Date") on which the following conditions have been satisfied: (a) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, the Canadian Borrower, Holdings, the Administrative Agent and the Required Lenders, (b) on and as of the Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, (c) the representations and warranties made by Holdings, the Borrower and the Canadian Borrower in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date as if made on such date, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (d) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the Effective Date, certifying the matters referred to in clauses (b) and (c) above.

                    SECTION 3. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                    SECTION 4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                    SECTION 5. Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                    SECTION 6. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

                    SECTION 7. Headings. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meanings hereof.

                    IN WITNESS WHEREOF, the Borrower, the Canadian Borrower, Holdings, the Lenders signatory hereto and the Administrative Agent have caused this Amendment to be duly executed by their duly authorized officers, all as of the dates first above written.

                                        COLLINS & AIKMAN PRODUCTS CO.


                                        By: Anthony Hardwick
                                           Name:  Anthony Hardwick
                                           Title: Vice President &
                                                  Controller

                                        COLLINS & AIKMAN CORPORATION


                                        By: Anthony Hardwick
                                           Name:  Anthony Hardwick
                                           Title: Vice President &
                                                  Controller

                                        WCA CANADA INC.


                                        By: Ronald T. Lindsay
                                           Name:  Ronald T. Lindsay
                                           Title: Vice President

                                        CHEMICAL BANK, as a Lender and
                                          as Administrative Agent


                                        By:___________________________
                                           Name:
                                           Title:

                                        BANK OF AMERICA ILLINOIS


                                        By: Linda A. Carper
                                           Name:  Linda A. Carper
                                           Title: Managing Director

                                        NATIONSBANK, N.A.


                                        By: J. T. Martin
                                           Name:  J. T. Martin
                                           Title: Sr. Vice President

                                        BANK OF AMERICA NATIONAL TRUST &
                                          SAVINGS ASSOCIATION


                                        By: Linda A. Carper
                                           Name:  Linda A. Carper
                                           Title: Managing Director

                                        CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH


                                        By: Robert Ivosevich
                                           Name:  Robert Ivosevich
                                           Title: Authorized Signature

                                        THE INDUSTRIAL BANK OF JAPAN, LTD.


                                        By: Junri Oda
                                           Name:  Junri Oda
                                           Title: Sr. Vice President & Sr.
                                                  Manager

                                        THE LONG-TERM CREDIT BANK OF JAPAN
                                          LTD.


                                        By: Jay Shankar
                                           Name:  Jay Shankar
                                           Title: Vice President

                                        THE TORONTO-DOMINION BANK


                                        By: Neva Nesbitt
                                           Name:  Neva Nesbitt
                                           Title: Manager Credit Admin.

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: William C. Purington
                                           Name:  William C. Purington
                                           Title: Vice President

                                        BANK OF SCOTLAND


                                        By: Elizabeth Wilson
                                           Name:  Elizabeth Wilson
                                           Title: Vice President & Branch
                                                  Manager

                                        THE BANK OF TOKYO TRUST COMPANY


                                        By: Joseph P. Devoe
                                           Name:  Joseph P. Devoe
                                           Title: Vice President

                                        BANQUE PARIBAS


                                        By: David C. Buseck/Eric Green
                                           Name:  David C. Buseck/Eric Green
                                           Title: Vice President/Vice President

                                        BRANCH BANKING AND TRUST COMPANY


                                        By: Thatcher L. Townsend III
                                           Name:  Thatcher L. Townsend III
                                           Title: Vice President

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:Charles J. Klenk
                                           Name:  Charles J. Klenk
                                           Title: Agent

                                        CAMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENE


                                        By: Sean Mounier/Marcus Edward
                                           Name: Sean Mounier/Marcus Edward
                                           Title: First Vice President
                                           Title: Vice President

                                        THE NIPPON CREDIT BANK, LTD.


                                        By: Clifford Abramsky
                                           Name:  Clifford Abramsky
                                           Title: Vice President & Manager

                                        SOCIETE GENERALE


                                        By: Ralph Saheb
                                           Name:  Ralph Saheb
                                           Title: Vice President

                                        SOCIETY NATIONAL BANK


                                        By:  Lawrence A. Mack
                                           Name:  Lawrence A. Mack
                                           Title: Vice President

                                        THE TRAVELERS INSURANCE COMPANY


                                        By: Craig H. Farnsworth
                                           Name:  Craig H. Farnsworth
                                           Title: 2nd Vice President

                                        THE TRAVELERS INDEMNITY COMPANY


                                        By: Craig H. Farnsworth
                                           Name:  Craig H. Farnsworth
                                           Title: 2nd Vice President

                                        WACHOVIA BANK OF NORTH CAROLINA,
                                        N.A.


                                        By: Joanne M. Starnes
                                           Name:  Joanne M. Starnes
                                           Title: Senior Vice President

                                        WELLS FARGO BANK


                                        By: Kathleen Harrison
                                           Name:  Kathleen Harrison
                                           Title: Vice President

                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By: Jeffrey W. Maillet
                                           Name:  Jeffrey W. Maillet
                                           Title: Vice President & Portfolio
                                                  Manager

                                        ARAB BANKING CORPORATION


                                        By: Grant E. McDonald
                                           Name:  Grant E. McDonald
                                           Title: Vice President

                                        BANK OF IRELAND


                                        By: John Cusak
                                           Name:  John Cusak
                                           Title: Assistant Treasurer

                                        THE BANK OF NEW YORK


                                        By: Alan F. Lyster, Jr.
                                           Name:  Alan F. Lyster, Jr.
                                           Title: Vice President

                                        CREDITANSTALT CORPORATE FINANCE,
                                        INC.


                                        By: Robert M. Biringer
                                        Name:  Robert M. Biringer
                                           Title: Sr. Vice President

                                        By: Daniel D. Lensgraf
                                           Name:  Daniel D. Lensgraf
                                           Title: Senior Associate

                                        CRESTAR BANK


                                        By: T. Patrick Collins
                                           Name:  T. Patrick Collins
                                           Title: Vice President

                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA


                                        By: Bert M. Corum
                                           Name:  Bert M. Corum
                                           Title: Vice President

                                        FUJI BANK


                                        By:_____________________________
                                           Name:
                                           Title:

                                        GIROCREDIT BANK


                                        By:______________________________
                                           Name:
                                           Title:

                                        MIDLAND BANK


                                        By: Gina Sidorsky
                                           Name:  Gina Sidorsky
                                           Title: Director

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By: Masataka Ushio
                                           Name:  Masataka Ushio
                                           Title: Sr. Vice President

                                        NATIONAL CITY BANK


                                        By: Sharon F. Weinstein
                                           Name:  Sharon F. Weinstein
                                           Title: Vice President

                                        NBD BANK, N.A.


                                        By: Larry E. Schuster
                                           Name:  Larry E. Schuster
                                           Title:

                                        THE SUMITOMO TRUST & BANKING CO.,
                                        LTD.


                                        By: Suraj P. Bhatia
                                           Name:  Suraj P. Bhatia
                                           Title: Sr. Vice President
                                                  Mgr. Corporate Finance
                                           Dept.

                                        UNITED STATES NATIONAL BANK OF
                                        OREGON


                                        By: Stephen Mitchell
                                           Name:  Stephen Mitchell
                                           Title: Vice President

                                        THE YASUDA TRUST & BANKING CO., LTD.


                                        By: Neil Chau
                                           Name:  Neil Chau
                                           Title: First Vice President

                                      CRESCENT/MACH 1 PARTNERS, L.P.

                                      By its General Partner

                                      CRESCENT MACH 1 G.P. CORPORATION

                                      By its attorney-in-fact

                                      CRESCENT CAPITAL CORPORATION


                                      By: Mark L. Gold
                                          Name:  Mark L. Gold
                                          Title: Managing Director

                                      ALEXANDER HAMILTON LIFE INSURANCE CO.


                                      By: William Lang
                                          Name:  William Lang
                                          Title: Vice President - Credit
                                                 Management

                                      KEYPORT LIFE INSURANCE CO.

                                      By: Chancellor Senior Secured Management,
                                          Inc. as Portfolio Advisor

                                                 Christopher E. Jansen
                                          Name:  Christopher E. Jansen
                                          Title: Managing Director

                                      SAKURA BANK


                                      By: Tetsuhide Kokedo
                                          Name:  Tetsuhide Kokedo
                                          Title: General Manager

                                      RESTRUCTURED OBLIGATIONS BACKED BY
                                      SENIOR ASSETS B.V.

                                      By: Chancellor Senior Secured Management,
                                          Inc. as Portfolio Advisor

                                                 Christopher E. Jansen
                                          Name:  Christopher E. Jansen
                                          Title: Managing Director